EX-32
           SECTION 1350 CERTIFICATION OF JOHN FLEMING

                  SECTION 1350 CERTIFICATION

In connection with the annual report of City Capital Corporation ("Company") on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2009                    By: /s/  Ephren W. Taylor II
                                       Ephren W. Taylor II,
                                       Chief Executive Officer (principal
                                       financial and accounting officer)